UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2014
Miller Energy Resources, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-34732	26-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302 Knoxville, TN 37932	37932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (865) 223-6575

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

The Company hereby furnishes the information in Exhibit 99.1 hereto, a press release dated March 13, 2014.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

On March 10, 2014, the Company’s Board of Directors nominated two new independent directors nominees, Mr. Bob G. Gower and Mr. Joseph T. Leary, to stand for election at its Annual Meeting.

On March 10, 2014, the Board of Director’s Nominating and Corporate Governance Committee voted to reduce the size of the Board of Directors from ten to seven directors at the Annual Meeting. In addition to Mr. Gower and Mr. Leary, the Board has also nominated Mr. Scott M. Boruff, Mr. Deloy Miller, Mr. Gerald E. Hannahs, Jr., Mr. Marceau N. Schlumberger and Mr. Charles M. Stivers to stand for reelection.

Additional information can be found in the Company’s preliminary proxy materials, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

About Miller Energy Resources, Inc.

Miller Energy Resources, Inc. is an oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller's focus is in Cook Inlet, Alaska and in the heart of Tennessee's Appalachian Basin including the Mississippian Lime and Chattanooga Shale. Miller is headquartered in Knoxville, Tennessee with offices in Anchorage, Alaska and Huntsville, Tennessee. The Company's common stock is listed on the NYSE under the symbol MILL.

Important Additional Information
Miller Energy Resources, Inc., certain of its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s upcoming annual meeting. On March 13, 2014, the Company filed a preliminary proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proxy solicitation. Information relating to the participants in the proxy solicitation is contained in the preliminary proxy statement. The preliminary proxy statement is available at no charge on the Company’s website at www.millerenergyresources.com in the section “Investors” and on the SEC’s website at www.sec.gov. The Company will file with the SEC a definitive proxy statement and proxy card in connection with the proxy solicitation. The definitive proxy statement and proxy card will be furnished to all shareholders of the Company when they become available and will be available at no charge on the Company’s website at www.millerenergyresources.com in the section “Investors” and on the SEC’s website at www.sec.gov. In addition, the Company will provide copies of the definitive proxy statement and proxy card at no charge when they become available upon request by writing to the Company at Miller Energy Resources, Inc., Attention: Corporate Secretary, 9721 Cogdill Road, Suite 302, Knoxville, TN 37932. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT, WHICH IS AVAILABLE NOW, THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND ALL OTHER MATERIALS FILED WITH THE SEC CAREFULLY AND

IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS.

Forward-Looking Statements
Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology. A discussion of these risk factors is included in the Company’s periodic reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Miller Energy Resources, Inc., dated March 13, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2014	Miller Energy Resources, Inc.
By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of Miller Energy Resources, Inc., dated March 13, 2014